EXHIBIT 99.2


                  KYTO MERIDIEN DIAGNOSTICS, L.L.C.

                  FINANCIAL STATEMENTS
                  TOGETHER WITH AUDITORS' REPORT
                  AS OF DECEMBER 31, 1998

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Members of
Kyto Meridien Diagnostics, L.L.C.:


We have audited the accompanying balance sheet of Kyto Meridien Diagnostics, L.L.C. as of December 31, 1998, and the related statements of income, members' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Kyto Meridien Diagnostics, L.L.C. as of December 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary schedules presented on pages 9 and 10 are presented for purposes of additional analysis and are not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


                               Arthur Andersen LLP


Stamford, Connecticut
March 19, 1999

                      KYTO MERIDIEN DIAGNOSTICS, L.L.C.


                                BALANCE SHEET

                              DECEMBER 31, 1998




ASSETS

CURRENT ASSETS:
  Cash and cash equivalents
                                                                      $932,175
  Accounts receivable, net of allowance for doubtful
    accounts of $1,120,086                                           3,331,435
  Accrued interest                                                       3,228
  Prepaid expenses and other current assets                            121,820
                                                                     ---------
           Total current assets                                      4,388,658


PROPERTY AND EQUIPMENT, net                                            330,863

OTHER ASSETS:
  Organization costs                                                    33,397
                                                                    ----------
                                                                    $4,752,918
                                                                    ==========

LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable - trade
                                                                     $ 471,640
  Accrued expenses                                                     646,524
                                                                    ----------

           Total current liabilities                                 1,118,164

MEMBERS' EQUITY                                                      3,634,754
                                                                    ----------

                                                                    $4,752,918
                                                                    ==========



      The accompanying notes are an integral part of this balance sheet.

                      KYTO MERIDIEN DIAGNOSTICS, L.L.C.


                             STATEMENT OF INCOME

                     FOR THE YEAR ENDED DECEMBER 31, 1998




NET REVENUES                                                     $14,631,433

COST OF OPERATIONS
                                                                   7,035,159
                                                                   ---------
           Gross profit                                            7,596,274
                                                                   ---------
OPERATING EXPENSES:
  General and administrative expenses                              5,063,585
  Selling expenses                                                   404,284
                                                                   ---------
                                                                   5,467,869
                                                                   ---------
           Income before members' salaries                         2,128,405

MEMBERS' SALARIES                                                    850,419
                                                                   ---------
           Income from operations                                  1,277,986

OTHER INCOME (EXPENSE):
  Interest income                                                     15,631
  Loss on disposal of fixed assets
                                                                     (10,301)
                                                                     -------

           Net income                                             $ 1,283,316
                                                                  ===========



   The accompanying notes are an integral part of this financial statement.

                      KYTO MERIDIEN DIAGNOSTICS, L.L.C.


                         STATEMENT OF MEMBERS' EQUITY

                     FOR THE YEAR ENDED DECEMBER 31, 1998





MEMBERS' EQUITY, January 1, 1998                                 $2,599,475

ADD:  Net income
                                                                   1,283,316
                                                                   ---------
                                                                   3,882,791

LESS:  Members' withdrawals                                          248,037
                                                                  ----------
MEMBERS' EQUITY, December 31, 1998                                $3,634,754
                                                                  ----------




   The accompanying notes are an integral part of this financial statement.

                      KYTO MERIDIEN DIAGNOSTICS, L.L.C.


                           STATEMENT OF CASH FLOWS

                     FOR THE YEAR ENDED DECEMBER 31, 1998




CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                      $ 1,283,316
  Adjustments  to  reconcile  net  income  to  net  cash
  provided by operating activities:
      Depreciation                                                    128,910
      Amortization                                                     11,132
      Loss on disposal of property and equipment                       10,301
      Provision for bad debts                                       1,296,815
    Changes in operating assets and liabilities:
      Increase in accounts receivable                              (1,818,948)
      Increase in accrued interest                                     (3,228)
      Decrease in prepaid expenses                                     15,736
      Increase in accounts payable                                    112,132
      Decrease in accrued expenses                                     (3,373)
                                                                    ---------
           Net cash provided by operating activities                1,032,793
                                                                    ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property and equipment                                  (95,901)
                                                                    ----------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Members' withdrawals                                               (248,037)
  Remaining payments on capital leases                                (56,481)
                                                                    ---------
           Net cash used in financing activities                     (304,518)
                                                                    ---------
           Increase in cash and cash equivalents                      632,374

CASH AND CASH EQUIVALENTS, December 31, 1997                          299,801

CASH AND CASH EQUIVALENTS, December 31, 1998                        $ 932,175
                                                                    ---------



   The accompanying notes are an integral part of this financial statement.

                      KYTO MERIDIEN DIAGNOSTICS, L.L.C.


                        NOTES TO FINANCIAL STATEMENTS

                         YEAR ENDED DECEMBER 31, 1998



1.   Organization and Summary of Significant Accounting Policies:

     The following summary of significant accounting policies of Kyto Meridien Diagnostics, L.L.C. (the "Company") is presented to assist in understanding the Company's financial statements.

       Business activity-

       The Company operates two pathology laboratories. The laboratories are located in Rockland County and Nassau County in New York State. The Company primarily performs cytology and histology testing relative to ob-gyn cancer screening. The Company also performs additional testing in microbiology, hematology and other areas. The Company performs testing for doctors throughout the United States.

       Business formation-

       The Company is a New York State limited liability company ("L.L.C."), which was established on January 1, 1997, when Kyto Diagnostics, L.P. and Meridien Diagnostic Labs, Inc. (the "Members") contributed their operations and equipment into the new entity. As an L.L.C., the Company has a finite life and will cease to exist on December 31, 2046. The Members of the Company are not personally responsible for the Company's debts, except to the extent of their investment.

       Use of estimates-

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

       Cash and cash equivalents-

       For purposes of the statement of cash flows, the Company considers all short-term investments purchased with a maturity of three months or less to be cash equivalents.

       Property and equipment-

       Property and equipment are stated at cost. They are depreciated using straight-line and accelerated methods over the estimated useful lives of 5-7 years. Depreciation for the year ended December 31, 1998 was $128,910.

       Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.

       Organization costs-

       The organization costs are recorded as an asset and are being amortized over five years on a straight-line basis.

       Net revenues-

       Provisions for estimated third-party payor settlements included in net laboratory fees are provided in the period the related services are rendered. Differences between the estimated amounts accrued and the final settlements are reported in operations in the year of settlement.

       Advertising and promotion expense-

       The costs of advertising, promotion and marketing programs are charged to operations in the year incurred.

       Income taxes-

       The Company is treated as a partnership for federal and New York State income tax purposes and does not incur income taxes. The Company's net income or loss is passed to the respective members and is required to be reported by them on their income tax returns.

2.   Related Party Transactions:

     The Company conducts its Rockland County operations from facilities that are leased from the sole stockholder of Kyto Diagnostics, Inc., a partner of one of the Members of the Company. Rent expensed and paid to this related party was $270,770 for the year ended December 31, 1998.

3.   401(k) Plan:

     The Company has a 401(k) plan which covers substantially all full-time employees who meet the plan's eligibility requirements and provides for a tax-deferred profit-sharing contribution by the Company and an employee-elective contribution. The matching contribution limit for the Company includes 20% of salary reductions up to 5% of compensation. A participant's contribution may not exceed 20% of annual compensation or the maximum amount allowed as determined by the Internal Revenue Code, whichever is smaller. The Company's contribution to the plan was $37,637 in 1998.

4.   Concentrations of Credit Risk:

     Financial   instruments   that   potentially   subject   the   Company   to
     concentrations of credit risk consist principally of cash.

     The Company maintains cash balances at a bank located in the New York City area. Accounts at the bank are insured by the Federal Deposit Insurance Corporation up to $100,000. At December 31, 1998, the Company's uninsured cash balances totaled $832,175.

5.   Fair Value of Financial Instruments:

     At December 31, 1998, the carrying value of financial instruments such as cash, trade receivables and payables, approximated their fair values, based on the short-term maturities of these instruments.

6.   Leasing Arrangements:

     The Company has two operating lease agreements involving their office and laboratory facilities. The leases are noncancellable and expire in 1999 and 2003.

     The following is a five-year schedule of future minimum rental payments required under the operating leases that have initial or remaining noncancellable lease terms in excess of one year as of December 31, 1998:

Year Ended December 31, 1999               $269,967
Year Ended December 31, 2000                258,767
Year Ended December 31, 2001                263,942
Year Ended December 31, 2002                269,221
Year Ended December 31, 2003                135,943

     Rent expense for the year ended December 31, 1998 was $470,691.

7.   Contingencies:

     The Company is subject to various legal proceedings and claims which arise in the ordinary course of its business. In the opinion of management, the amount of ultimate liability with respect to these actions will not materially affect the financial position of the Company, as any judgements against the Company are expected to be substantially covered by insurance in effect at the time the claim was incurred.

8.   Subsequent Events:

     On January 6, 1999, the Company signed a Letter of Intent with Dianon Systems, Inc. to sell substantially all of the assets used in connection of the operation of the Company's business including its customer lists, customer files and records, all tangible assets such as equipment, furniture and fixtures, and the rights to the trade name "Kyto Meridien Diagnostics." The Company's accounts receivable as of the date of sale are to be excluded from the transaction.

     It is projected that the sale will close on or about April 1, 1999.

                      KYTO MERIDIEN DIAGNOSTICS, L.L.C.


                        SCHEDULE OF COST OF OPERATIONS

                     FOR THE YEAR ENDED DECEMBER 31, 1998




LABOR                                                               $3,652,032
                                                                    ----------
LABORATORY SUPPLIES                                                 1,434,474
                                                                    ----------
OUTSIDE LABORATORY SERVICES                                           397,672
                                                                    ----------
OTHER COSTS:
  Payroll taxes                                                       282,155
  Group insurance                                                     172,111
  Workers' compensation insurance                                      35,640
  401(k) plan contribution                                             22,697
  Employee benefits                                                     5,866
  Education and seminars                                                5,338
  Malpractice insurance                                               208,351
  Licenses and permits                                                 46,755
  Postage, freight and delivery                                       697,150
  Shipping supplies                                                    30,465
  Repairs and maintenance - Laboratory equipment                       10,961
  Hazardous waste removal                                              33,492
                                                                    ----------
                                                                    1,550,981
                                                                    ----------
                                                                   $7,035,159
                                                                   ==========

                      KYTO MERIDIEN DIAGNOSTICS, L.L.C.


                        SCHEDULE OF OPERATING EXPENSES

                     FOR THE YEAR ENDED DECEMBER 31, 1998


GENERAL AND ADMINISTRATIVE EXPENSES:
  Salaries and wages
                                                                   $2,088,635
  Amortization                                                         11,132
  Auto expenses                                                        26,418
  Bad debts                                                         1,296,815
  Billing and reporting supplies                                       86,815
  Collection agency fees                                               29,163
  Computer supplies and support                                       116,997
  Computer payroll service                                              7,943
  Depreciation                                                        128,910
  Employee benefits                                                     8,364
  401(k) plan contributions                                            13,016
  Group insurance                                                     175,392
  General insurance                                                    14,140
  New York State use tax                                               13,089
  New York State L.L.C. annual fee                                        325
  Office supplies and expense                                          92,987
  Payroll taxes                                                       206,775
  Professional fees                                                    47,310
  Rent                                                                470,691
  Repairs and maintenance                                              43,949
  Telephone                                                           119,869
  Travel and entertainment                                             14,935
  Utilities                                                            49,915
                                                                    ----------
                                                                   $5,063,585
                                                                   ===========

SELLING EXPENSES:
  Salaries and commissions
                                                                     $330,053
  Payroll taxes                                                        18,631
  Auto expenses                                                        32,275
  401(k) plan contributions                                             1,924
  Group insurance                                                       8,354
  General insurance                                                       717
  Office supplies and expense                                             908
  Telephone                                                             4,021
  Travel and entertainment                                              7,401
                                                                    ----------
                                                                    $ 404,284
                                                                    =========